SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 22, 2001



                       U.S. AUTOMOTIVE MANUFACTURING, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                 00-20436                       65-0309477
(State or Other Jurisdiction     (Commission                   (I.R.S. Employer
      of Incorporation)          File Number)                Identification No.)


                            ROUTE 627, AIRPORT DRIVE
                             TAPPAHANNOCK, VA 22560
                    (Address of principal executive offices)


                                 (804) 443-5356
              (Registrant's telephone number, including area code)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On February 22, 2001, the United States Bankruptcy Court for the District of Delaware in Wilmington (the "Bankruptcy Court"), approved the procedures and timetables set forth in the Company's Motion for approving the sale of substantially all of the Company's assets and businesses and approving the bidding and notice procedures for the auction.

         The Company will conduct an auction sale (the "Auction") in accordance with the bid procedures set forth in the Notice of Auction on March 14, 2001 at 2:00 p.m. at the office of Pepper Hamilton LLP, Suite 1600, 1201 Market Street, Wilmington, DE 19899-1709. All Competing Bids must be received by Pepper Hamilton LLP (Company's counsel) and Morgan, Lewis & Bockius, LLP (Buyer's counsel) by March 9, 2001 and must comply with all provisions set forth in the Notice of Auction.

         The Notice of Auction is filed as Exhibit 99.1 hereto.



ITEM 7.  EXHIBITS.


         Exhibit 99.1 Notice of Auction of Substantially all of the Assets and Businesses of the Debtors to the Highest and Best Bidder

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             U.S. AUTOMOTIVE MANUFACTURING, INC.


Date:  February 26, 2001                     By:  /s/ Martin Chevalier
                                                  ------------------------------
                                                      Martin Chevalier
                                                      President